UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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The Allstate Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M19240-P89723 Meeting Information Meeting Type: Annual For holders as of: March 19, 2010 Date: May 18, 2010 Time: 11:00 a.m. Central Location: Meeting Directions: Please go to allstate.com or call 800-416-8803 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. THE ALLSTATE CORPORATION *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 18, 2010 The Allstate Corporation 3100 Sanders Road Northbrook, IL 60062 C/O WELLS FARGO SHAREOWNER SERVICES P.O. BOX 64945 ST. PAUL, MN 55164-0945

M19241-P89723 Proxy Materials Available to VIEW or RECEIVE: Notice of 2010 Annual Meeting, Proxy Statement and 2009 Annual Report Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, have this document available and go to www.proxyvote.com. Voting instructions must be received by 11:59 p.m. Eastern time on May 17, 2010. For shares held in the Allstate 401(k) Savings Plan, voting instructions must be received no later than 11:59 p.m. Eastern time on May 11, 2010. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card/voting instruction form. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 4, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Number (located on the following page) in the subject line.

Voting Items 2. Ratification of the appointment of Deloitte & Touche LLP as Allstate's independent registered public accountant for 2010. 5. Stockholder proposal seeking an advisory resolution to ratify the compensation of the named executive officers. 3. Stockholder proposal seeking the right to call special shareowner meetings. 7. Stockholder proposal seeking a report on political contributions and payments to trade associations and other tax exempt organizations. 4. Stockholder proposal seeking the right for stockholders to act by written consent. 6. Stockholder proposal seeking a review and report on executive compensation. 1a. F. Duane Ackerman 1. Election of Directors Nominees: 1b. Robert D. Beyer 1c. W. James Farrell 1d. Jack M. Greenberg 1e. Ronald T. LeMay 1f. Andrea Redmond 1g. H. John Riley, Jr. 1h. Joshua I. Smith 1i. Judith A. Sprieser 1j. Mary Alice Taylor 1k. Thomas J. Wilson M19242-P89723 The Board of Directors recommends you vote "FOR" all nominees for Director. The Board of Directors recommends you vote "AGAINST" Items 3, 4, 5, 6, and 7. The Board of Directors recommends you vote "FOR" Item 2.

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